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                                                                    EXHIBIT 23.2

                    CONSENT OF INTELLECTUAL PROPERTY COUNSEL

                    HAMILTON, BROOK, SMITH & REYNOLDS, P.C.
                               TWO MILITIA DRIVE
                              LEXINGTON, MA 02173


                               September 23, 1996


     We hereby consent to the reference to our firm under the captions "Legal Matters" and "Experts" in the Prospectus that is a part of the Registration Statement on Form S-1 of Transkaryotic Therapies, Inc.

                                        Hamilton, Brook, Smith & Reynolds, P.C.